SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                October 15, 1998
                ------------------------------------------------
                Date of report (Date of earliest event reported)


                      Bank of America National Association

                                on behalf of the
                    First Omni Bank Credit Card Master Trust
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                   U.S.A.               0-23973              86-0645265
       ----------------------------------------------------------------------
       (State or other jurisdiction   (Commission           (I.R.S. Employer
        of incorporation)             File Number)      Identification Number)


       1825 East Buckeye Road
       Phoenix, Arizona                                           85034
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       (Address of principal executive offices)                 (Zip Code)



                                  (602) 597-3738
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              (Registrant's telephone number, including area code)

                                      N/A
      --------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

    Item 7.  Exhibits.
             --------

    (c)      Exhibits

Exhibit
Number       Description
-------      -----------

 20 Monthly Series 1996-A Certificateholders' Statement for the October 15, 1998 Distribution Date and the related Monthly Period.

 99.1 Transfer and Assumption Agreement, dated as of February 25, 1998, among First Omni Bank, N.A., Bank of America National Association and the Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K of First Omni Bank, N.A. (File No. 0-20755), filed on March 6, 1998)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      FIRST OMNI CREDIT CARD MASTER TRUST

                      By:  BANK OF AMERICA NATIONAL ASSOCIATION

                      Transferor and Servicer



                      By /s/ MARGARET A. SPRUDE
                         ------------------------------
                         Name:   Margaret A. Sprude
                         Title:  SVP & Chief Financial Officer

Date:  October 15, 1998

                               INDEX TO EXHIBITS

Exhibit
Number     Exhibit Description
--------   -------------------

 20 Monthly Series 1996-A Certificateholders' Statement for the October 15, 1998 Distribution Date and the related Monthly Period.

 99.1 Transfer and Assumption Agreement, dated as of February 25, 1998, among First Omni Bank, N.A., Bank of America National Association and the Bank of New York, as Trustee (incorporated herein by reference to Exhibit 4.1 to Current Report on Form 8-K of First Omni Bank, N.A. (File No. 0-20755), filed on March 6, 1998)